 EXHIBIT 10.10

EDOORWAYS CORP

2602 YORKTOWN PLACE

HOUSTON, TX 77056

August 29, 2008

AJW Partners, LLC

New Millenium Capital Partners II, LLC

AJW Master Fund, Ltd

AJW Offshore, Ltd

AJW Qualified Partners, LLC

1044 Northern Boulevard

Suite 302

Roslyn, New York 11576

Re:	EDOORWAYS CORP, (the “Company”)
Amendment of Notes

Ladies and Gentlemen:

This letter sets forth the agreement of the parties hereto to amend the Applicable Percentage and the Interest Rate (as defined in the Notes) of all the Notes, which are convertible into shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), ever issued by the Company to the investors listed in the signature pages hereto (collectively, the “Investors”)(the “Notes”).

By execution hereof, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

1.	The Applicable Percentage (as defined in each of the Notes) shall be 32.5%.

2.	The Interest Rate (as defined in each of the Notes) shall be 12%.

3.	The Notes are hereby amended in accordance with the forgoing provision. All other provisions of the Notes, as amended from time to time, shall remain in full force and effect.

The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent an accomplish the purposes of this letter agreement, including without limitation the issuance of amended Notes.

1

Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.

Sincerely,

EDOORWAYS CORP

__________________________________

Gary F Kimmons

Chief Executive Officer

ACCEPTED AND AGREED:

AJW PARTNERS, LLC

By: SMS GROUP, LLC

_____________________________________

Corey S. Ribotsky, Manager

NEW MILLENIUM PARTNERS II, LLC

By: FIRST STREET MANAGER II, LLC,

_____________________________________

Corey S. Ribotsky, Manager

AJW MASTER FUND, LTD.

By: FIRST STREET MANAGER II, LLC

_____________________________________

Corey S. Ribotsky, Manager

AJW OFSHORE, LTD.

By: FIRST STREET MANAGER II, LLC

_____________________________________

Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC

By: AJW MANAGER, LLC

_________________________________

Corey S. Robitsky, Manager

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August 29, 2008

AJW Partners, LLC

New Millennium Capital Partners II, LLC

AJW Master Fund, Ltd.

AJW Offshore, Ltd.

AJW Qualified Partners, LLC

1044 Northern Boulevard

Roslyn, New York 11576

Attn: Yoel Goldfeder, General Counsel

Re: eDoorways Corporation (the “Company”)

Dear Yoel:

This letter agreement outlines the terms and conditions pertaining to the Company’s repayment (“Repayment”) of all amounts of principal and interest owing and outstanding under those certain Callable Secured Convertible Notes (the “Notes”) issued by the Company on or about April 18, 2006, May 23, 2006, August 4, 2006, March 20, 2007, and October 25, 2007 (collectively the “Tranche Dates”) pursuant to the relevant Securities Purchase Agreement (the “SPA”) to AJW Partners, LLC (“Partners”), New Millennium Capital Partners, II, LLC (“Millennium”), AJW Master Fund, Ltd. (“Master”), AJW Offshore, Ltd. (“Offshore”) and AJW Qualified Partners, LLC (“Qualified”), with Partners, Millennium, Master and Offshore, collectively, the “NIR”). The Repayment shall be applied to the outstanding principal and interest owing under the Notes and the termination of any and all UCC-1s filed in favor of NIR.

Further in connection with the issuance of the Notes, the Company granted NIR seucirty interests in its assets and intellectual property pursuant to: (1) Security Agreements by and among the Company and NIR, dated on each of the Tranche Dates (“Security Agreement”); (2) Intellectual Property Security Agreements by and among the Company and NIR, dated on each of the Tranche Dates (“IP Security Agreement); and (3) UCC-1 Financing Statements filed by NIR with the Secretary of State of Delaware (the UCC-1”).

For purposes of this Agreement, the Notes, the IP Security Agreement and Security Agreement shall be referred to collectively as “Original Documents.”

In connection with the Repayment, the Company and NIR agree to execute and deliver this letter agreement (the “Agreement”), and the Company agrees to issue new promissory notes (the “New Notes”), attached hereto as Exhibit B to NIR.

The following outlines the terms and conditions of the Repayment:

I. Deferral of Payment

In accordance with the terms of the New Notes, upon signing of this Agreement, the Company shall have until January 5, 2009 to begin making payment on the New Notes and NIR agrees that the Company shall have no obligation to make any payments or issue and shares of common stock, par value $.001 of the Company pursuant to the Notes. In the event that the Company fails to make a required payment by the end of the cure period provided for in the New Notes this Agreement and the New Notes shall be null and void and the Company shall be liable for all amounts due and owing pursuant to the Notes, as if this Agreement had never been executed and the New Notes have never been issued.

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II. New Notes

Upon signing of the Agreement, the Company shall issue to NIR the New Notes in the aggregate principal amount of $4,905,000 in accordance with Schedule A attached hereto. The New Notes shall be self-amortizing over a three-year time period commencing on January 5, 2009, with each installment payment due monthly on the thirty-six consecutive monthly anniversaries beginning January 5, 2009 as set forth in the table below and more fully described in the New Note. All payments under the New Notes shall be paid in cash and applied to the repayment of all amounts of principal and interest owing and outstanding under the Notes. The New Notes may be prepaid by the Company at anytime without penalty.

Per Month Total

	Per Month	Total
Month 1-3	$36,000	$105,000
Month 4-6	$50,000	$150,000
Month 7-12	$75,000	$450,000
Month 13-24	$125,000	$1,500,000
Month 25-36	$225,000	$2,700,000
Total after 3 years	$4,905,000

III. Amendment of Original Documents

Upon signing of this Agreement all prior defaults by the Company under the Notes shall be cured and the Company shall execute and deliver to NIR an agreement amending the definition of the Applicable Percentage in the Notes from 40% to 32.5% and the definition of the Interest Rate in the Notes to 12%.

IV. Waiver

Upon signing of the Agreement, the Company and NIR shall execute and deliver a waiver allowing the Company to pursue alternate financing to pay down, in whole or in part, the existing debt under the New Notes.

V. Agreement Not to Short

NIR agrees that it will comply with the provisions of Section 9 of the Securities Exchange Act of 1934 Act, as amended, and the rules promulgated thereunder, with respect to transactions involving the Company’s common stock. Further, NIR agrees not to sell the Company’s common stock short, either directly or indirectly through its affiliates, principals or advisors.

VI. Termination of Original Documents

The Company and NIR mutually agree that upon payment of all amounts outstanding under the New Notes, the Original Documents shall be terminated in all respects, shall be rendered null and void and shall no longer bind NIR or the Company to any obligations, duties or responsibilities contained therein.

In connection with the termination of the Original Documents, NIR shall deliver to the Company the Notes issued by the Company, to be cancelled on the Company’s book and records.

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VII. Termination of UCC Filings

All security interests perfected by NIR on the “Collateral” (as defined in the Security Agreement) or on the “intellectual Property (as defined in the IP Security Agreement), shall be terminated upon payment of all amounts outstanding under the New Notes (the “UCC-1 Termination”). Accordingly, NIR agrees to file within (2) days of the UCC-1 Termination a UCC-3 Termination Statement to terminate the UCC-1 Financing Statements that were filed pursuant to the Security Agreement and IP Security Agreement. NIR shall deliver to the Company all filing receipts for such UCC-3 filings upon receipt from the relevant jurisdictions.

VIII. Miscellaneous

(a) This Agreement and the New Note, along with the Original Documents constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supercede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(b) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the forgoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity of enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(c) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same of similar nature or otherwise.

(d) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(e) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(f) This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern. Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any New York State or United States Federal court sitting in Manhattan county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

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(g) EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WIAVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTNARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WIAVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, IN THE EVENT OF LITIGATION, THIS AGREEMENT MAYBE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(h) NIR hereby acknowledge and agree that there are no claims, rights, damages, costs (including costs of suit and attorney’s fees and expenses), demands, causes of action, liabilities and/or suits, of whatever nature, character, type or description, existing or potential, known or suspected, that have been, could have been or in the future, might be asserted by NIR against the Company or any of its stockholders, officers, directors, employees, agents, representatives, successors and/or assigns, arising out of facts or circumstances occurring at any time on or prior to the date hereof and in any way relating to the Original Documents.

(i) For good and valuable consideration, receipt of which is hereby acknowledged, and upon the receipt of final payment pursuant to the New Note described herein, each of the undersigned fully, unconditionally, irrevocably and without reserve releases and discharges the Company and its stockholders, officers, directors, employees, agents, representatives, successors and assigns from any and all claims, existing or potential , known or suspected, that it now has, ever had from the beginning of time or might in the future have against the Company arising out of or in any way relating to any rights, facts or circumstances referred to in preceding paragraph other than in connection with the Original Documents.

(j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

eDOORWAYS Corporation

By: ______________________

Gary F Kimmons

Chief Executive Officer

AJW PARTNERS, LLC

By: SMS Group, LLC

By: ______________________

Corey S Ribotsky

Manager

AJW MASTER FUND, LTD.

By: First Street Manager II, LLC

By: ______________________

Corey S Ribotsky

Manager

AJW OFFSHORE, LTD.

By: First Street Manager II, LLC

By: _______________________

Corey S Ribotsky

Manager

AJW QUALIFIED PARTNERS, LLC.

By: AJW Manager, LLC

By: ________________________

Corey S Ribotsky

Manager

NEW MILLENIUM CAPITAL PARTNERS II, LLC.

By: First Street Manager II, LLC

By: _______________________

Corey S. Ribotsky

Manager

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NEW NOTES

8

PROMISSORY NOTE

August 29, 2008

FOR VALUE RECEIVED, the undersigned EDOORWAYS CORPORATION, a Delaware corporation (the “Company”), hereby promises to pay AJW PARTNERS, LLC (the “Holder”), the principal sum of Four Million Three Hundred Twenty Two Thousand One Hundred Eighty-Seven Dollars and Ninety Cents ($4,322,187.90) (the “Principal”) in monthly installments in accordance with Schedule A, annexed hereto and made a part hereof beginning January 5, 2009. All amounts owing under this Note shall be paid by in lawful money of the United States of America in immediately available funds.

1. Payment. Beginning on January 5, 2009, the Company shall make thirty-six (36) consecutive monthly payments of the outstanding principal of the Note and payments shall be due and payable each succeeding month thereafter on the Payment Due Date (as set forth on the Payment Schedule) until all principal has been paid in accordance with the Payment Schedule attached hereto as Schedule A (the “Payment Schedule”).

There shall be no prepayment fee or penalty and the Company may, at it’s option, prepay the principal of this Note, in whole or in part, without payment of any premium or penalty, by giving written notice thereof to the Holder at least one (1) day prior to the date selected for such pre-payment.

2. Costs, Indemnitiesand Expenses. In the event of default as described herein, the Company agrees to pay all reasonable fees and costs incurred by the Lender in collecting or securing or attempting to collect or secure this Note, including reasonable attorney’s fees and expenses, whether or not involving litigation, collecting upon any judgments and/or appellate or bankruptcy proceedings. The Company agrees to pay any documentary stamp taxes, intangible taxes or other taxes which may now or hereafter apply to this Note or any payment made in respect to this Note, and the Company agrees to indemnify and hold the Lender harmless from and against any liability, costs, attorney’s fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

3. Event of Default. An “Event of Default” shall be deemed to have ocurred upon the occurrence of any of the following: (i) the Company should fail for any reason or for no reason to make any payment of the principal, interest, costs, indemnities, or expenses pursuant to this Note within five (5) days of the date due as prescribed herein (ii) any default, whether in whole or in part in the due observance or performance of any obligations or covenants, terms or provisions to be performed by the Company under this Note, or any other agreements hereunder between the Company and the Lender of even date herewith which is not cured by the Company by any applicable cure period therein or (iii) the Company shall (1) make a general assignment for the benefit of its creditors; (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties; (3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code; (4) file with other otherwise submit to any governmental authority any petition, answer or document seeking: (A) reorganization, (B) an arrangement with creditors, or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction.

9

4. Rights of Holder upon Default. Upon an Event of Default (as defined above), the entire principal balance outstanding under this Note, plus ten percent (10%) of such amount and all other obligations of the Company under this Note shall be immediately due and payable without any action on the part of the Lender, and the Lender shall be entitled to seek and institute any and all remedies available to it.

5. Governing Law: Jurisdiction. THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEY’S FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

6. No Presentment, Demand or Notice Required. The Company waives presentment for payment, demand, notice of demand, and of dishonor and nonpayment of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agrees to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after the date payment is demanded hereunder. Additionally, the undersigned’s obligation hereunder shall be absolute and unconditional, and shall not be subject to any counterclaim, setoff, deduction, or defense the undersigned may have.

7. Headings Descriptive. The headings of the several paragraphs and subparagraphs of this Note are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Note.

8. Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR THE LENDER TO LOAN THE COMPANY THE MONIES HEREUNDER, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/ORANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

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IN WITNESS WHEREOF, this Promissory Note is executed by the undersigned as of the date hereof.

EDOORWAYS CORP /s/ Gary F. Kimmons Gary F. Kimmons

11

PROMISSORY NOTE

August 29, 2008

FOR VALUE RECEIVED, the undersigned EDOORWAYS CORPORATION, a Delaware corporation (the “Company”), hereby promises to pay AJW PARTNERS, LLC (the “Holder”), the principal sum of Five Hundred Twelve Thousand Three Hundred Twenty-Seven Dollars and Twenty-Five Cents ($512,327.25) (the “Principal”) in monthly installments in accordance with Schedule A, annexed hereto and made a part hereof beginning January 5, 2009. All amounts owing under this Note shall be paid by in lawful money of the United States of America in immediately available funds.

1. Payment. Beginning on January 5, 2009, the Company shall make thirty-six (36) consecutive monthly payments of the outstanding principal of the Note and payments shall be due and payable each succeeding month thereafter on the Payment Due Date (as set forth on the Payment Schedule) until all principal has been paid in accordance with the Payment Schedule attached hereto as Schedule A (the “Payment Schedule”).

There shall be no prepayment fee or penalty and the Company may, at it’s option, prepay the principal of this Note, in whole or in part, without payment of any premium or penalty, by giving written notice thereof to the Holder at least one (1) day prior to the date selected for such pre-payment.

2. Costs, Indemnitiesand Expenses. In the event of default as described herein, the Company agrees to pay all reasonable fees and costs incurred by the Lender in collecting or securing or attempting to collect or secure this Note, including reasonable attorney’s fees and expenses, whether or not involving litigation, collecting upon any judgments and/or appellate or bankruptcy proceedings. The Company agrees to pay any documentary stamp taxes, intangible taxes or other taxes which may now or hereafter apply to this Note or any payment made in respect to this Note, and the Company agrees to indemnify and hold the Lender harmless from and against any liability, costs, attorney’s fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

3. Event of Default. An “Event of Default” shall be deemed to have ocurred upon the occurrence of any of the following: (i) the Company should fail for any reason or for no reason to make any payment of the principal, interest, costs, indemnities, or expenses pursuant to this Note within five (5) days of the date due as prescribed herein (ii) any default, whether in whole or in part in the due observance or performance of any obligations or covenants, terms or provisions to be performed by the Company under this Note, or any other agreements hereunder between the Company and the Lender of even date herewith which is not cured by the Company by any applicable cure period therein or (iii) the Company shall (1) make a general assignment for the benefit of its creditors; (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties; (3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code; (4) file with other otherwise submit to any governmental authority any petition, answer or document seeking: (A) reorganization, (B) an arrangement with creditors, or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction.

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4. Rights of Holder upon Default. Upon an Event of Default (as defined above), the entire principal balance outstanding under this Note, plus ten percent (10%) of such amount and all other obligations of the Company under this Note shall be immediately due and payable without any action on the part of the Lender, and the Lender shall be entitled to seek and institute any and all remedies available to it.

5. Governing Law: Jurisdiction. THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEY’S FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

6. No Presentment, Demand or Notice Required. The Company waives presentment for payment, demand, notice of demand, and of dishonor and nonpayment of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party, and agrees to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after the date payment is demanded hereunder. Additionally, the undersigned’s obligation hereunder shall be absolute and unconditional, and shall not be subject to any counterclaim, setoff, deduction, or defense the undersigned may have.

7. Headings Descriptive. The headings of the several paragraphs and subparagraphs of this Note are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Note.

8. Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR THE LENDER TO LOAN THE COMPANY THE MONIES HEREUNDER, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/ORANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

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IN WITNESS WHEREOF, this Promissory Note is executed by the undersigned as of the date hereof.

EDOORWAYS CORP /s/ Gary F. Kimmons Gary F. Kimmons Chief Executive Officer

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SCHEDULE A

NEW NOTES SCHEDULE OF PAYMENT

Month	Principal Payment	AJW 10.445%	Master 88.115%	NM 1.437%
1	$35,000	$3,655.75	$30,841.30	$502.95
2	$35,000	$3,655.75	$30,841.30	$502.95
3	$35,000	$3,655.75	$30,841.30	$502.95
4	$50,000	$5,222.50	$44,059.00	$718.50
5	$50,000	$5,222.50	$44,059.00	$718.50
6	$50,000	$5,222.50	$44,059.00	$718.50
7	$75,000	$7,833.75	$66,088.50	$1,077.75
8	$75,000	$7,833.75	$66,088.50	$1,077.75
9	$75.00	$7,833.75	$66,088.50	$1,077.75
10	$75,000	$7,833.75	$66,088.50	$1,077.75
11	$75,000	$7,833.75	$66,088.50	$1,077.75
12	$75,000	$7,833.75	$66,088.50	$1,077.75
13	$125,000	$13,056.25	$110,147.50	$1,796.25
14	$125,000	$13,056.25	$110,147.50	$1,796.25
15	$125,000	$13,056.25	$110,147.50	$1,796.25
16	$125,000	$13,056.25	$110,147.50	$1,796.25
17	$125,000	$13,056.25	$110,147.50	$1,796.25
18	$125,000	$13,056.25	$110,147.50	$1,796.25
19	$125,000	$13,056.25	$110,147.50	$1,796.25
20	$125,000	$13,056.25	$110,147.50	$1,796.25
21	$125,000	$13,056.25	$110,147.50	$1,796.25
22	$125,000	$13,056.25	$110,147.50	$1,796.25
23	$125,000	$13,056.25	$110,147.50	$1,796.25
24	$125,000	$13,056.25	$110,147.50	$1,796.25
25	$225,000	$23,501.25	$198,265.50	$3,233.25
26	$225,000	$23,501.25	$198,265.50	$3,233.25
27	$225,000	$23,501.25	$198,265.50	$3,233.25
28	$225,000	$23,501.25	$198,265.50	$3,233.25
29	$225,000	$23,501.25	$198,265.50	$3,233.25
30	$225,000	$23,501.25	$198,265.50	$3,233.25
31	$225,000	$23,501.25	$198,265.50	$3,233.25
32	$225,000	$23,501.25	$198,265.50	$3,233.25
33	$225,000	$23,501.25	$198,265.50	$3,233.25
34	$225,000	$23,501.25	$198,265.50	$3,233.25
35	$225,000	$23,501.25	$198,265.50	$3,233.25
36	$225,000	$23,501.25	$198,265.50	$3,233.25
Total	$4,905,000.00	$512,327.26	$4,322,187.90	$70,484.85

15